SAVOIR TECHNOLOGY GROUP, INC.

                      AMENDMENT OF STOCK OPTION AGREEMENTS


         This Amendment of Stock Option Agreements is made by and between Savoir Technology Group, Inc., a Delaware corporation (the "Company"), and P. Scott Munro (the "Optionee").

                                    RECITALS

WHEREAS, the Company granted to the Optionee the stock options set forth on EXHIBITS A AND B, attached hereto, to purchase shares of the Company's common stock pursuant to the Company's Incentive and Non-Incentive Stock Option Plan and the Company's 1994 Stock Option Plan, and each such stock option was evidenced by a form of Stock Option Agreement and Option Exercise Schedule/Notice of Grant between the Company and the Optionee (individually, an "Option Agreement"); and

WHEREAS, the Company and the Optionee wish to amend the Option Agreements listed on EXHIBITS A AND B, attached hereto, to provide for monthly vesting of shares subject to each Option Agreement listed on EXHIBIT A, to provide that each such Option Agreement listed on EXHIBIT A shall be immediately exercisable, pursuant to the terms and conditions set forth below, and to provide that the shares subject to each Option Agreement listed on EXHIBIT B be fully 100% vested.

                                    AGREEMENT

         NOW, THEREFORE, the Company and the Optionee agree as follows:

         1. EFFECTIVE DATE. That this Amendment is effective as of May 10, 1999.

         2. MONTHLY VESTING. That the shares subject to each Option Agreement listed on EXHIBIT A attached hereto, shall vest on a monthly basis ratably over the vesting period set forth in each such Option Agreement.

         3. IMMEDIATELY EXERCISABLE STOCK OPTION AGREEMENTS. That each Option Agreement listed on EXHIBIT A, attached hereto, shall be immediately exercisable in full, regardless of the time that the shares subject to such Option Agreement become vested, subject however to the Company's Unvested Share Repurchase Option as set forth in Sections 3.1 through 3.4, below.

               3.1 GRANT OF UNVESTED SHARE REPURCHASE OPTION. In the event the Optionee's Company Service with the Participating Company Group is terminated for any reason or no reason, with or without cause, or if the Optionee, the Optionee's legal representative, or other holder of shares acquired upon exercise of the Option attempts to sell, exchange, transfer, pledge, or otherwise dispose of (except as otherwise may be permitted under the Option Agreement) any shares acquired upon exercise of the option which exceed the Vested Shares as defined in Section 3.2 below (the "Unvested Shares"), the Company shall have the right to repurchase the Unvested Shares under the terms and subject to the conditions set forth in Sections 3.1 through 3.4 of this Agreement (the "Unvested Share Repurchase Option").

               3.2 VESTED SHARES AND UNVESTED SHARES DEFINED. The "Vested Shares" shall mean, as to any Option Agreement on any given date, the number of shares of stock subject to the Option Agreement which are vested as of such date under the vesting schedule applicable to such Option Agreement as amended by this Agreement. On such given date, the "Unvested Shares" shall mean the number of shares of stock acquired upon exercise of the Option which exceed the Vested Shares determined as of such date.

               3.3 EXERCISE OF UNVESTED SHARE REPURCHASE OPTION. The Company may exercise the Unvested Share Repurchase Option by written notice to the Optionee within sixty (60) days after (a) termination of the Optionee's Company Service (or exercise of the Option, if later) or (b) the Company has received notice of the attempted disposition of Unvested Shares. If the Company fails to give notice within such sixty (60) day period, the Unvested Share Repurchase Option shall terminate unless the Company and the Optionee have extended the time for the exercise of the Unvested Share Repurchase Option. The Unvested Share Repurchase Option must be exercised, if at all, for all of the Unvested Shares, except as the Company and the Optionee otherwise agree.

               3.4 PAYMENT FOR SHARES AND RETURN OF SHARES TO COMPANY. The purchase price per share being repurchased by the Company shall be an amount equal to the Optionee's original cost per share (the "Repurchase Price"). The Company shall pay the aggregate Repurchase Price to the Optionee in cash within thirty (30) days after the date of the written notice to the Optionee of the Company's exercise of the Unvested Share Repurchase Option. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to any Participating Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled. The shares being repurchased shall be delivered to the Company by the Optionee at the same time as the delivery of the Repurchase Price to the Optionee.

         4. ACCELERATION OF VESTING. The options listed on EXHIBIT B shall be fully 100% vested as of the effective date hereof and shall be immediately exercisable in full.

         5. CONTINUATION OF OTHER TERMS. Except as set forth herein, all other terms and conditions of each Option Agreement shall remain in full force and effect.

         6. TAX CONSEQUENCES OF AMENDMENT. The Optionee acknowledges that the Optionee has been advised to consult with his own tax advisor regarding the consequences of this Amendment and any subsequent exercise of the Option Agreements.

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


         7. APPLICABLE LAW. This Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.


                                             SAVOIR TECHNOLOGY GROUP, INC.



                                             By:       /s/ Angelo Guadagno
                                                -------------------------------

                                             Title:          Director
                                                   ----------------------------



                                             OPTIONEE:

                                             /s/ P. Scott Munro
                                             ----------------------------------
                                             P. Scott Munro

                                    EXHIBIT A
                                    ---------

                               Stock Option Grants
                               -------------------
                                 P. Scott Munro
                                 --------------
                     Monthly Vesting/Immediately Exercisable
                     ---------------------------------------


          -------------------------------------------------------
            Grant Date      Type     Exercise       Shares
                                      Price
          -------------------------------------------------------
             6/21/95         ISO      $2.25        60,000
          -------------------------------------------------------
             1/18/96         ISO      $5           40,000
          -------------------------------------------------------
             9/8/98          NSO      $6           300,000
          -------------------------------------------------------

                                    EXHIBIT B
                                    ---------

                               Stock Option Grants
                               -------------------
                                 P. Scott Munro
                                 --------------
                             To Be Fully 100% Vested
                             -----------------------

          -------------------------------------------------------
            Grant Date      Type     Exercise       Shares
                                      Price
          -------------------------------------------------------

          9/27/96           NSO       $9          85,000
          -------------------------------------------------------
          5/16/97           NSO       $11.375     75,000
          -------------------------------------------------------
          5/16/97           NSO       $11.375     75,000
          -------------------------------------------------------
          1/16/98           NSO       $10.25      150,000
          -------------------------------------------------------